UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PMV CONSUMER ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

PMV CONSUMER ACQUISITION CORP.
249 ROYAL PALM WAY, SUITE 503
PALM BEACH, FL 33480

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2022

TO THE STOCKHOLDERS OF PMV CONSUMER ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of PMV Consumer Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at 9:00 a.m. Eastern Time on September 16, 2022.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/pmvconsumer/2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated August 26, 2022, and is first being mailed to stockholders of the Company on or about August 29, 2022. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        The Charter Proposals — a proposal to approve amendments to the Company’s current certificate of incorporation (the “charter”), in the form of an amended and restated certificate of incorporation as set forth in Annex A to the accompanying Proxy Statement (the “amended and restated charter”). The proposed amendments detailed below will be voted on separately and collectively referred to as the “Charter Proposals”:

•        Extension Amendment — to extend the date by which the Company has to consummate a business combination for one year, from September 21, 2022 (the “Original Termination Date”) to September 21, 2023 (the “Extension” and such date, the “Extended Date”) conditioned on the deposit of 200,000 shares of Class B common stock (to be converted into Class C common stock) into our IPO trust account;

•        Authorized Stock Amendment — to increase authorized stock from 86,000,000 to 120,000,000 shares, of which 100,000,000 shall be shares of common stock, consisting of 45,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock, 25,000,000 shares of Class C common stock and 20,000,000 shares of special common stock, and 20,000,0000 shares of preferred stock.

•        Special Common Stock Amendment — to permit the Company’s board of directors to create special common stock in one or more series and to fix for each series the voting powers, designations, preferences, rights, qualifications, limitations and restrictions thereof.

•        Class A Common Stock Amendment — to provide for (i) the right of a holder of Class A common stock to convert into Class C common stock on a one-for-one basis, (ii) the right of the Company to redeem Class A common stock in exchange for a pro rata share of the net cash (and not stock) held in our IPO trust account, unless the holder elects to receive Class C common stock issued on a one-for-one basis, plus a pro rata share of any stock held in the trust account, and (iii) upon such redemption the extinguishment of the legal force and effect of the business combination and trust account provisions contained in paragraphs A through I of Article Sixth of the charter.

•        Class B Common Stock Amendment — to (i) eliminate the Class B common stock anti-dilution provisions that require adjustment to maintain the specified 20% class ownership and (ii) provide for the right of a holder of Class B common stock to convert into Class C common stock on a one-for-one basis.

•        Article Sixth Amendment — to (i) eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a business combination and (ii) revise paragraph I of Article Sixth of the charter to permit prior to a business combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on any manner by eliminating the restrictions on such issuance from paragraph I.

•        The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Proposals.

Each of the Charter Proposals and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Charter Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination (“Business Combination”) and to permit the Company to raise capital through the issuance of additional shares of common and preferred stock. The Company’s prospectus for its initial public offering (“IPO”) and charter provide that the Company has until September 21, 2022 to complete a Business Combination. There is not sufficient time before September 21, 2022 for the Company to consummate a Business Combination. Accordingly, our board of directors (the “Board”) has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a Business Combination until the Extended Date and increase and permit the issuance of additional shares of common and preferred stock.

If the Charter Proposals are approved, then, within five business days following the filing of the amended and restated charter, we will make a deposit (referred to herein as a “Deposit”) into the trust account established in connection with our IPO (the “Trust Account”) of an aggregate of 200,000 shares of Class B common stock (to be converted into Class C common stock) for the benefit of public shares that are not redeemed by the public stockholders in connection with the Charter Proposals (collectively, the “Remaining Public Shares”).

PMV Consumer Acquisition Holding Company, LLC (the “Sponsor”), has agreed that it and/or any of its affiliates or designees will contribute to the Company (the “Contribution”) the shares of Class B common stock for the Company to make the Deposit. The Deposit will be made in connection with the filing of the amended and restated charter if the Charter Proposals are approved.

No Deposit will be made unless the Charter Proposals are approved and we determine to file the amended and restated charter. The Contribution will not be repayable by us to the contributor(s). If we do not make the Deposit within five business days of the filing of the amended and restated charter, we would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Proposals are not approved.

In connection with the Charter Proposals, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Charter Proposals. If the Charter Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the amended and restated charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our Sponsor as of the record date owns 4,375,000 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, and 6,150,000 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 14, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.02 at the time of the Special Meeting. The closing price of the Company’s common stock on August 24, 2022 was $9.99. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals.

If the Charter Proposals are not approved and we do not consummate a Business Combination by September 21, 2022, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Charter Proposals. Stockholder approval of the amended and restated charter is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Notwithstanding stockholder approval of the Charter Proposals, our Board will retain the right to abandon and not implement the amended and restated charter at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on August 22, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Proposals and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the DGCL and the Company’s Bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Proposals, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

August 26, 2022	By Order of the Board of Directors
/s/ Marc J. Gabelli
Marc J. Gabelli Chairman of the Board and Co-Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Proposals, and an abstention will have the same effect as voting “AGAINST” the Charter Proposals.

PMV CONSUMER ACQUISITION CORP.
249 ROYAL PALM WAY, SUITE 503
PALM BEACH, FL 33480

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2022

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of stockholders of PMV Consumer Acquisition Corp., which we refer to as the “we”, “us”, “our” or the “Company”, will be held at 9:00 a.m. Eastern Time on September 16, 2022 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/pmvconsumer/2022. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        The Charter Proposals — a proposal to approve amendments to the Company’s current certificate of incorporation (the “charter”), in the form of an amended and restated certificate of incorporation as set forth in Annex A to the accompanying Proxy Statement (the “amended and restated charter”). The proposed amendments detailed below will be voted on separately and collectively referred to as the “Charter Proposals”:

•        Extension Amendment — to extend the date by which the Company has to consummate a business combination for one year, from September 21, 2022 (the “Original Termination Date”) to September 21, 2023 (the “Extension” and such date, the “Extended Date”) conditioned on the deposit of 200,000 shares of Class B common stock (to be converted into Class C common stock) into our IPO trust account;

•        Authorized Stock Amendment — to increase authorized stock from 86,000,000 to 120,000,000 shares, of which 100,000,000 shall be shares of common stock, consisting of 45,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock, 25,000,000 shares of Class C common stock and 20,000,000 shares of special common stock, and 20,000,0000 shares of preferred stock.

•        Special Common Stock Amendment — to permit the Company’s board of directors to create special common stock in one or more series and to fix for each series the voting powers, designations, preferences, rights, qualifications, limitations and restrictions thereof.

•        Class A Common Stock Amendment — to provide for (i) the right of a holder of Class A common stock to convert into Class C common stock on a one-for-one basis, (ii) the right of the Company to redeem Class A common stock in exchange for a pro rata share of the net cash (and not stock) held in our IPO trust account, unless the holder elects to receive Class C common stock issued on a one-for-one basis, plus a pro rata share of any stock held in the trust account, and (iii) upon such redemption the extinguishment of the legal force and effect of the business combination and trust account provisions contained in paragraphs A through I of Article Sixth of the charter.

•        Class B Common Stock Amendment — to (i) eliminate the Class B common stock anti-dilution provisions that require adjustment to maintain the specified 20% class ownership and (ii) provide for the right of a holder of Class B common stock to convert into Class C common stock on a one-for-one basis.

•        Article Sixth Amendment — to (i) eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a business combination and (ii) revise paragraph I of Article Sixth of the charter to permit prior to a business combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on any manner by eliminating the restrictions on such issuance from paragraph I.

•        The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Proposals.

The Charter Proposals are required for the implementation of the plan of the board of directors (the “Board”) to extend the date by which the Company has to complete our initial business combination (“Business Combination”). The purpose of the amended and restated charter is principally to allow the Company more time to complete a Business Combination and to permit the Company to raise capital through the issuance of additional shares of common and preferred stock. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Proposals.

The purpose of the Charter Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our Business Combination. The Company’s prospectus for its IPO and charter provide that the Company has until September 21, 2022 to complete a Business Combination. There is not sufficient time before September 21, 2022 for the Company to consummate a Business Combination. The current charter also precludes the issuance of additional common or preferred stock prior to a Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a Business Combination until the Extended Date and increase and permit the issuance of additional shares of common and preferred stock.

If the Charter Proposals are approved, then, within five business days following the filing of the amended and restated charter, we will make a deposit (referred to herein as a “Deposit”) into the trust account established in connection with our IPO (the “Trust Account”) of an aggregate of 200,000 shares of Class B common stock (to be converted into Class C common stock) for the benefit of public shares that are not redeemed by the public stockholders in connection with the Charter Proposals (collectively, the “Remaining Public Shares”).

PMV Consumer Acquisition Holding Company, LLC (the “Sponsor”), has agreed that it and/or any of its affiliates or designees will contribute to the Company (the “Contribution”) the shares of Class B common stock for the Company to make the Deposit. The Deposit will be made in connection with the filing of the amended and restated charter if the Charter Proposals are approved.

No Deposit will be made unless the Charter Proposals are approved and we determine to file the amended and restated charter. The Contribution will not be repayable by us to the contributor(s). If we do not make the Deposit within five business days of the filing of the amended and restated charter, we would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Proposals are not approved.

In connection with the Charter Proposals, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Charter Proposals. If the Charter Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the amended and restated charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our Sponsor as of the record date owns 4,375,000 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, and 6,150,000 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 14, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Proposals are not approved and we do not consummate a Business Combination by September 21, 2022, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.02. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the U.S. Securities and Exchange Commission, which we refer to as the “SEC”, on September 22, 2020, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Charter Proposals are approved, the Company, pursuant to the terms of the investment management trust agreement, dated September 21, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal

Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Charter Proposals are approved.

Our Board has fixed the close of business on August 22, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 21,875,000 shares of common stock outstanding. The Company’s warrants do not have voting rights in connection with the Charter Proposals or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $25,000. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

This Proxy Statement is dated August 26, 2022 and is first being mailed to stockholders on or about August 29, 2022.

August 26, 2022	By Order of the Board of Directors
/s/ Marc J. Gabelli
Marc J. Gabelli Chairman of the Board and Co-Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on March 18, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In September 2020, we consummated our IPO from which we derived gross proceeds of approximately $175,000,000 in the aggregate. The amount in the Trust Account was initially $10.00 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, September 21, 2022). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a Business Combination. Our Board believes that it is in the best interests of the stockholders to have the discretion to authorize the issuance of additional shares of common and preferred stock as it determines necessary in advance of a Business Combination.

The purpose of the Charter Proposals and, if necessary, the Adjournment Proposal, is principally to allow us additional time to complete a Business Combination and increase and permit the issuance of additional shares of common and preferred stock. Approval of the Charter Proposals is a condition to the implementation of the Extension.

What is being voted on?

You are being asked to vote on:

•   a proposal to amend and restate our charter (a) to extend the date by which we have to consummate a Business Combination from September 21, 2022 to September 21, 2023, (b) to permit the authorization and issuance of additional shares of common and preferred stock, (c) to modify the rights of the Class A common stock and Class B common stock with provisions permitting conversion into Class C common stock and, in the case of Class A common stock, (i) allowing the Company to redeem such shares in exchange for a pro rata share of the net cash in the Trust Account, unless the holder elects to receive Class C common stock, plus a pro rata share of any stock held in the Trust Account and (ii) upon such redemption, extinguishing certain provisions relating to the business combination and the Trust Account, and in the case of Class B common stock, eliminating certain anti-dilution protections, and (d) to eliminate the requirement to maintain net tangible book value of $5,000,001 and restrictions on the issuance of common stock or securities convertible into common stock or securities that vote as a class with the common stock; and

•   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals.

The Charter Proposals are required for the implementation of our Board’s plan to extend the date that we have to complete a Business Combination. The purpose of the Charter Proposals is principally to allow the Company more time to complete a Business Combination and increase and permit the issuance of additional shares of common and preferred stock.

If the Charter Proposals are approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Proposals.

If the Charter Proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Charter Proposals are approved. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Proposals are not approved and we have not consummated a Business Combination by September 21, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Why is the Company proposing the Charter Proposals?

Our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before September 21, 2022. As explained below, we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Charter Proposals is principally to allow us additional time to complete a Business Combination and increase and permit the issuance of additional shares of common and preferred stock.

There is no assurance that the Company will be able to consummate a Business Combination, given the actions that must occur prior to closing of a Business Combination.

The Company believes that given its expenditure of time, effort and money on searching for a potential business combination opportunity, the public stockholders should be given an opportunity to consider and vote on a Business Combination. Accordingly, the Board is proposing the Charter Proposals to amend and restate our charter in the form set forth in Annex A hereto, among other things, to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from September 21, 2022 to September 21, 2023.

Furthermore, we may in parallel engage in discussions with potential investors who may purchase certain of our equity securities and assist with a potential business combination process and/or elect to not redeem their public holdings of the Company. Our sponsor may also explore transactions under which it would sell its interest in our company to another management team. We may also engage in negotiations and enter into transactions with certain (as of yet unidentified) stockholders of our company with regard to transactions under which our sponsor would assign founder shares to such stockholders in consideration of their voting in favor of the Extension and not redeeming their holdings in the Company in connection therewith.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why should I vote “FOR” the Charter Proposals?

Our Board believes stockholders should have an opportunity to evaluate a Business Combination. Accordingly, the Board is proposing the Charter Proposals to amend our charter in the form set forth in Annex A hereto to extend the date by which the Company has to complete a Business Combination. Our Board believes that the approval of the Charter Proposals would give the Company the opportunity to complete a Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a Business Combination before September 21, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the charter.

How much will be deposited into the Trust Account if the Charter Proposals are approved?

If the Charter Proposals are approved, then in connection with the filing of the amended and restated charter, we will make a Deposit into the Trust Account of an aggregate amount of 200,000 shares of Class B common stock (to be converted into Class C common stock) for the benefit of the Remaining Public Shares.

Our Sponsor has agreed that it and/or any of its affiliates or designees will contribute to the Company the shares of Class B Common Stock described above for the Company to make the Deposit. The Deposit will be made in connection with the filing of the amended and restated charter if the Charter Proposals are approved.

No Deposit will be made unless the Charter Proposals are approved and we determine to file the amended and restated charter. The Contribution(s) will not be repayable by us to the Contributor(s). If the Board otherwise determines that we will not be able to consummate a Business Combination by the Extended Date, and does not wish to seek an additional extension beyond such time, we would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Proposals are not approved.

Our Board recommends that you vote in favor of the Charter Proposals.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals.

When would the Board abandon the Charter Proposals?

Our Board will abandon the amended and restated charter if our stockholders do not approve the Charter Proposals. In addition, notwithstanding stockholder approval of the Charter Proposals, our Board will retain the right to abandon and not implement the amended and restated charter at any time without any further action by our stockholders. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Proposals.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Proposals. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 6,075,000 shares of common stock (including the Founder Shares), representing approximately 29.7% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Proposals.

What vote is required to adopt the proposals?

The approval of the Charter Proposals will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Charter Proposals?

If you do not want the Charter Proposals to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Proposals so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Proposals. If the Charter Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Charter Proposals are not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Charter Proposals.

If the Charter Proposals are not approved and we have not consummated a Business Combination by September 21, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

If the Charter Proposals are approved, what happens next?

If the Charter Proposals are approved, the Company will make the Deposit into the Trust Account, file the amended and restated charter with the Delaware Secretary of State and will continue to attempt to consummate a Business Combination until the Extended Date. Our seeking to complete a Business Combination will involve:

•   negotiating and executing a definitive agreement and related agreements;

•   completing proxy materials;

•   establishing a meeting date and record date for considering a Business Combination, and distributing proxy materials to stockholders; and

•   holding a special meeting to consider a Business Combination.

We are seeking approval of the Charter Proposals because we will not be able to complete all of the tasks listed above prior to September 21, 2022. If the Charter Proposals are approved, we expect to seek stockholder approval of a Business Combination. If stockholders approve a Business Combination, we expect to consummate a Business Combination as soon as possible following such stockholder approval.

Upon approval of the Charter Proposals by holders of at least 65% of the common stock outstanding as of the record date, we will file the amended and restated charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, common stock and public warrants will remain publicly traded, although the New York Stock Exchange may initiate delisting procedures in accordance with its listing rules and as a result our Class A common stock and our public warrants will trade in the over-the-counter market. If the NYSE takes action to delist, the Company does not plan to appeal the decision and expects to facilitate the quotation of our common stock and warrants through the electronic OTC Pink® quotation service. The Company can provide no assurance that our common stock or warrants will commence quotation through the OTC Pink® quotation service, or that broker-dealers will commence or continue to provide public quotes for and trade our common stock and warrants in the over-the-counter market, or that the trading volume of the common stock and warrants will be sufficient for an active and liquid trading market to develop. If an active trading market for our common stock and warrants does not develop, the market price and liquidity of the securities may be materially and adversely affected.

If the Charter Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Charter Proposals, our Board will retain the right to abandon and not implement the amended and restated charter at any time without any further action by our stockholders.

What happens to the Company warrants if the Charter Proposals are not approved?

If the Charter Proposals are not approved and we have not consummated a Business Combination by September 21, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

What happens to the Company’s warrants if the Charter Proposals are approved?

If the Charter Proposals are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided that we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” a Business Combination?

Unless you elect to redeem your public shares at this time, you will be able to vote on a Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of a Business Combination. If you disagree with a Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve a Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at pgoldstein@gabelli.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Charter Proposals must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Charter Proposals will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the Chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 11,156,250 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on August 22, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 21,875,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Charter Proposals and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Charter Proposals and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Charter Proposals and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 4,375,000 Founder Shares (purchased for $25,000) and 6,150,000 Private Placement Warrants (purchased for $6.15 million), which would expire worthless if a business combination is not consummated, and (ii) a promissory note in the principal amount of up to $1,500,000 evidencing working capital loans that may be made by the Sponsor (no loans are outstanding as of June 30, 2022). See the section entitled “The Charter Proposals — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to the Charter Proposals?	Our stockholders do not have appraisal rights in connection with the Charter Proposals under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?

If the amended and restated charter is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on September 14, 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $25,000. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 (toll free) or by email at PMVC.info@investor.morrowsodali.com.

You may also contact us at:

PMV Consumer Acquisition Corp.
249 Royal Palm Way
Suite 503
Palm Beach, FL 33480
E-mail: pgoldstein@gabelli.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Our ability to enter into a definitive agreement and related agreements;

•        our ability to complete a Business Combination;

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account; and

•        the competitive environment in which our successor will operate following a Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated September 21, 2020, as filed with the SEC on September 22, 2020 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

BACKGROUND

We are a blank check company formed in Delaware on March 18, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 21,875,000 shares of common stock issued and outstanding. In addition, we issued warrants to purchase 8,750,000 shares of common stock as part of our IPO and warrants to purchase 6,150,000 shares of common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one-half of one share of common stock at an exercise price of $11.50 per whole share, to be exercised only for a whole number of shares of our common stock. The warrants will become exercisable 30 days after the completion of our Business Combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the public warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

The $175 million of proceeds from our IPO and the simultaneous sale of the Private Placement Warrants are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

In order to finance transaction costs in connection with an intended Business Combination, the Sponsor has provided a promissory note in the principal amount of up to $1,500,000 evidencing working capital loans that may be made by the Sponsor (no loans are outstanding as of June 30, 2022).

You are not being asked to vote on a Business Combination at this time. If the amended and restated charter is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE CHARTER PROPOSALS

The Company is proposing to amend and restate its charter (a) to extend the date by which we have to consummate a Business Combination from September 21, 2022 to September 21, 2023, (b) to permit the authorization and issuance of additional shares of common and preferred stock, (c) to modify the rights of the Class A common stock and Class B common stock with provisions permitting conversion into Class C common stock and, in the case of Class A common stock, (i) allowing the Company to redeem such shares in exchange for a pro rata share of the net cash in the Trust Account, unless the holder elects to receive Class C common stock, plus a pro rata share of any stock held in the Trust Account and (ii) upon such redemption, extinguishing certain provisions relating to the business combination and the Trust Account, and, in the case of Class B common stock, eliminating certain anti-dilution protections, and (d) to eliminate the requirement to maintain net tangible book value of $5,000,001 and restrictions on the issuance of common stock or securities convertible into common stock or securities that vote as a class with the common stock. A detailed description of the Charter Proposals is set forth below.

Extension Amendment

The Charter Proposals will effect an amendment to the charter that extends the date by which the Company has to consummate a business combination for one year, from September 21, 2022 to September 21, 2023 (the “Extension” and such date, the “Extended Date”) conditioned on the deposit of 200,000 shares of Class B common stock (to be converted into Class C common stock) into our Trust Account within five business days following the filing of the amended and restated charter.

Authorized Stock Amendment

The charter currently has authorized stock of 86,000,000 shares of capital stock, consisting of 85,000,000 of common stock issuable as 75,000,000 shares of Class A common stock and 10,000,000 shares of class B common stock, and 1,000,000 shares of preferred stock. The Charter Proposals will effect an amendment to the charter that increases the authorized capital stock from 86,000,000 to 120,000,000 which will consist of 100,000,000 shares of common stock, issuable as 45,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock, 25,000,000 shares of Class C common stock and 20,000,000 shares of special common stock, and 20,000,000 shares of preferred stock. Pursuant to this amendment, no additional shares of Class A common stock and Class B common stock may be issued, except in the case of Class A common stock, such shares issuable upon conversion of Class B common stock or upon exercise of the public warrants sold in the IPO and the private placement warrants sold at the time of the IPO and to account for any subdivision of either Class A common stock and Class B common stock (by stock split, subdivision, stock dividend or otherwise).

The Company will be authorized to issue common or preferred stock in connection with a potential acquisition or business combination without any required stockholder approval, including through the sale of stock to raise capital to fund any cash purchase price or the issuance of stock as consideration. Such issuances may be dilutive to existing holders of Class A common stock and such dilution may be significant.

Special Common Stock Amendment

The Charter Proposals will effect an amendment to the charter that specifies the authority of the Board to create special common stock. Specifically, the Board will have the discretion to create special common stock in one or more series and to fix for each series the voting powers, designations, preferences, rights, qualifications, limitations and restrictions thereof. This amendment would allow the Board to designate a series of special common stock, among other things, that is issued in connection with a trust account to benefit the holders of such stock in a manner similar to how the holders of Class A common stock benefit from the Trust Account established in connection with our IPO.

Class A Common Stock Amendments

The Class A common stock is currently non-convertible and non-redeemable. The Charter Proposals will effect amendments to the charter that provides for the right of a holder of Class A common stock to convert into Class C common stock on a one-for-one basis. The amendments also provide the Company with a right to redeem all of the outstanding Class A common stock in exchange for a pro rata share of the cash (and not stock) (referred to as the cash redemption amount) held in the Company’s Trust Account, unless the holder elects to receive shares of Class C common stock issued on a one-for-one basis, plus a pro rata share of any stock held in the Trust Account (referred to as the stock election). This amendment further provides that upon the redemption of the outstanding Class A common stock, the business combination and trust account provisions of Article Sixth of the charter (retained in the amended and restated charter as paragraphs A through I) will be extinguished and of no further legal force and effect.

The Company may exercise the right to redeem the Class A common stock at any time in advance of identifying or consummating a business combination and, to the extent a holder of Class A common stock does not elect the stock election, it will not remain a stockholder and will not benefit from any such business combination. If the holder elects the stock election, there can be no assurance that the value of the Class C common stock issued upon redemption will be equivalent to the cash redemption amount and there is a risk that such value may be substantially less than the cash redemption amount.

Class B Common Stock Amendment

The Charter Proposals will effect an amendment to the charter that provides for the right of a holder of Class B common stock to convert is shares into Class C common stock on a one-for-one basis.

Article Sixth Amendment

The Charter Proposals will effect an amendment to the charter that (i) eliminates the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a business combination and (ii) revises paragraph I of Article Sixth of the charter (retained in the amended and restated charter) to eliminate related prohibitions and permit the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on any manner prior to a business combination.

The Charter Proposals are required for the implementation of the Board’s plan to allow the Company more time to complete a Business Combination. Each of the six separate charter proposals described above needs to be approved in order for the Charter Proposals to be considered to have been approved.

If the Charter Proposals are not approved and we have not consummated a Business Combination by September 21, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

If the Charter Proposals are approved, then in connection with the filing of the Extension Amendment, we will make a Deposit into the Trust Account of 200,000 shares of Class B common stock (to be converted into Class C common stock) for the benefit of the Remaining Public Shares.

Our Sponsor has agreed that it and/or any of its affiliates or designees will contribute to the Company (the “Contribution”) the shares of Class B common stock described above for the Company to make the Deposit. The Deposit will be made in connection with the filing of the amended and restated charter if the Charter Proposals are approved.

No Deposit will be made unless the Charter Proposals are approved and we determine to file the amended and restated charter. The Contribution(s) will not be repayable by us to the Contributor(s). If the Board otherwise determines that we will not be able to consummate a Business Combination by the Extended Date, and does not wish to seek an additional extension beyond such time, we would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Proposals are not approved.

A copy of the proposed amended and restated charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Charter Proposals

The Company’s charter provides that the Company has until September 21, 2022 to complete a Business Combination. The principal purpose of the Charter Proposals is to allow the Company more time to complete a Business Combination and increase and permit the issuance of additional shares of common and preferred stock.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 21, 2022 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date, in order to seek stockholder approval of a Business Combination.

Furthermore, we may in parallel engage in discussions with potential investors who may purchase certain of our equity securities and assist with a potential business combination process and/or elect to not redeem their public holdings of the Company. Our Sponsor may also explore transactions under which it would sell its interest in our company to another management team. We may also engage in negotiations and enter into transactions with certain (as of yet unidentified) stockholders of our company with regard to transactions under which our Sponsor would assign founder shares to such stockholders in consideration of their voting in favor of the Charter Proposals and not redeeming their holdings in the Company in connection therewith.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

If the Charter Proposals are Not Approved

Stockholder approval of the amended and restated charter is required for the implementation of our Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, our Board will abandon and not implement the amended and restated charter unless our stockholders approve the Charter Proposals.

If the Charter Proposals are not approved and we have not consummated a Business Combination by September 21, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Further, if the Charter Proposals are not approved, the Company or Contributor(s), as applicable, will not make the Deposit or Contribution, as applicable.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

If the Charter Proposals are Approved

If the Charter Proposals are approved, the Company will file an amended and restated charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date and make the other amendments contained therein. The Company will remain a reporting company under the Exchange Act and its units, common stock and public warrants will remain publicly traded, although the New York Stock Exchange may initiate delisting procedures in accordance with its listing rules and as a result our Class A common stock and our public warrants will trade in the over-the-counter market. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Charter Proposals, our Board will retain the right to abandon and not implement the amended and restated charter at any time without any further action by our stockholders.

You are not being asked to vote on a Business Combination at this time. If the amended and restated charter is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Charter Proposals are approved, and the amended and restated charter is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Charter Proposals are approved. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Proposals.

Redemption Rights

If the Charter Proposals are approved, and the amended and restated charter is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the amended and restated charter will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

If the Charter Proposals are approved, then in connection with the filing of the Extension Amendment, we will make a Deposit into the Trust Account of 200,000 shares of Class B common stock (to be converted into Class C common stock) for the benefit of the Remaining Public Shares.

Our Sponsor has agreed that it and/or any of its affiliates or designees will contribute to the Company the shares of Class B common stock described above for the Company to make the Deposit. The Deposit will be made in connection with the filing of the amended and restated charter if the Charter Proposals are approved.

No Deposit will be made unless the Charter Proposals are approved and we determine to file the amended and restated charter. The Contribution(s) will not be repayable by us to the Contributor(s). If we do not make the Deposit with five business days of the filing of the amended and restated charter, we would wind up our affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Charter Proposals are not approved.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE CHARTER PROPOSALS.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on September 14, 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on September 14, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Charter Proposals are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on September 14, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Proposals will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Proposals would receive payment of the redemption price for such shares soon after the filing of the amended and restated charter. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.02 at the time of the Special Meeting. The closing price of the Company’s common stock on August 24, 2022 was $9.99.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on September 14, 2022 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Proposals would receive payment of the redemption price for such shares soon after the filing of the amended and restated charter.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Charter Proposals. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, investors that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non- United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non- U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non- U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Proposals.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at 9:00 a.m. Eastern Time on September 16, 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/pmvconsumer/2022. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/pmvconsumer/2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on August 22, 2022, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.    Approval of the Charter Proposals will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 21,875,000 shares of common stock issued and outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Proposals approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Proposals so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Proposals. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Proposals would receive payment of the redemption price for such shares soon after filing of the amended and restated charter.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow Sodali at (800) 662-5200 (toll free) or by email at PMVC.info@investor.morrowsodali.com.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Charter Proposals. If the Charter Proposals are not approved and we have not consummated a Business Combination by September 21, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Stockholder approval of the amended and restated charter is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amended and restated charter unless our stockholders approve the Charter Proposals. Notwithstanding stockholder approval of the Charter Proposals, our Board will retain the right to abandon and not implement the amended and restated charter at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Proposals. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 6,075,000 shares of common stock (including the Founder Shares), representing approximately 29.7% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Proposals.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 4,375,000 Founder Shares and 6,150,000 Private Placement Warrants, all such securities beneficially owned by our executive officers, which would expire worthless if a business combination is not consummated;

•        the fact that the Sponsor holds a promissory note in the principal amount of up to $1,500,000 evidencing working capital loans that may be made by the Sponsor (no loans are outstanding as of June 30, 2022);

•        the fact that, unless the Company consummates a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board may continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Charter Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Charter Proposals are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Charter Proposals and recommends that you vote “FOR” such proposals.

Our charter provides that the Company has until September 21, 2022 to consummate a Business Combination.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a Business Combination before September 21, 2022, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond September 21, 2022 to the Extended Date.

The Company is not asking you to vote on a Business Combination at this time. If the amended and restated charter is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the amended and restated charter is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Charter Proposals.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals. In no event will our Board adjourn the Special Meeting beyond September 21, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

MANAGEMENT

The Company has undergone changes in management following certain resignations of officers and directors and action of the Board to appoint replacements. The following sets forth information regarding our current directors and executive officers following the changes in management:

Name	Age	Position
Directors
Marc J. Gabelli	54	Chairman of the Board and Co-Chief Executive Officer
Clarence A. Davis	80	Director*
P. Kasper Jakobsen	60	Director
Susan V. Watson	70	Director*
Daniel E. Zucchi	81	Director*

Executive Officers
Timothy J. Foufas	53	Co-President and Secretary
Joseph A. Gabelli	39	Co-President
John N. Givissis	58	Senior Vice President and Chief Accounting Officer
Robert V. “Rob” LaPenta Jr.	54	Co-Chief Executive Officer
Nathan Miller	43	Chief Financial Officer

____________

* Independent Director

Directors

Marc J. Gabelli was appointed as our Chairman of the Board and Co-Chief Executive Officer effective August 25, 2022. Mr. Gabelli is the President of GGCP, Inc., the parent company of Associated Capital Group, Inc. (NYSE: AC), which formed our Sponsor. Mr. Gabelli served as President of AC from its formation until November 2016 and has served as a director since May 2017. He also served as a director of GAMCO Investors, Inc. from November 2014 until May 2016. Mr. Gabelli has served as President of GGCP since 1999 and as a director since 1994. Mr. Gabelli has been Chairman of Teton Advisers, Inc. (OTC: TETA) since January 2018 and LGL Group, Inc. (NYSE American: LGL) since 2017, and Chair of Gabelli Merger Plus+ Trust PLC (LSE: GMP) since 2017. Mr. Gabelli also has been Co-Chief Executive Officer of Gabelli Securities International Ltd. since 1994, Managing Partner of Horizon Research of New Delhi India since 2012, and Director and Managing Partner of Swiss based GGCP and GAMA Funds Holdings GmbH since 2010. He also has been Chair and Chief Executive of Gabelli & Partners Italia S.r.L. and Gabelli Value for Italy S.p.A., a Milan stock exchange listed special purpose acquisition corporation, since 2018. Mr. Gabelli served as Chief Executive Officer, Chairman and as a director of LGL Systems Acquisition Corp. (“LGL SPAC”), a special purpose acquisition corporation listed on the NYSE, from September 2019 until August 2021(the close of LGL SPAC’s business combination with IronNet, Inc.). As a fund manager since 1990, Mr. Gabelli’s focus is global value investments with portfolio assignments including alternative and traditional asset management. He manages alternative investment portfolios and investment companies trading on the London Stock Exchange. He has managed several Morningstar five star mutual funds and a Lipper #1 ranked global equity mutual fund. In corporate matters, he has assisted on group restructurings, including GAMCO’s initial public offering and the subsequent formation of AC. He built the hedge fund platform of AC’s wholly-owned subsidiary, Gabelli & Partners, LLC, and expanded the business internationally, opening the GAMCO London and Tokyo offices. In 2001, he also formed and served as General Partner of OpNet Partners, a Gabelli venture capital fund focused on optical networking technologies. He is also a Director of LICT Corporation (OTC: LICT). Mr. Gabelli is active in a variety of charitable educational efforts in the United States, Europe and the United Kingdom. Mr. Gabelli began his career in equity research and arbitrage for Lehman Brothers International. He is a member of the New York Society of Security Analysts. He received an M.B.A. from the Massachusetts Institute of Technology and is a graduate of Harvard University, with a Master’s degree in Government, and Boston College, with a Bachelor’s degree in economics. Mr. Gabelli brings to the Board his management skills and expertise in finance, investment and merger and acquisition matters.

Clarence A. Davis was appointed as a member of our Board of Directors in connection with our initial public offering. Mr. Davis served as the chief executive officer of Nestor, Inc. until January 2009 and a director of the company until it went into receivership in June 2009. Mr. Davis is currently a director and a member of the audit committee of Telephone & Data Systems, Inc. (NYSE: TDS) He is also a director of three funds advised by Gabelli

Funds — The GDL Fund, The Gabelli ESG Fund and The Gabelli Capital Asset Fund, and is a member of the audit committee of The GDL Fund and The Gabelli ESG Fund. He formerly served as the chief operating officer and chief financial officer of the American Institute of Certified Public Accountants. Mr. Davis has served as an audit committee member and director of Oneida Ltd., Pennichuck Corp., and Sonesta International Hotels Corp. Mr. Davis founded Clarence A. Davis Enterprises, Inc., which provided financial and organizational consulting, due diligence for acquisitions, and forensic accounting for various industries for eight years. Mr. Davis is a certified public accountant and was a senior audit partner for twelve years, during a career of twenty-three years in public accounting, for Spicer & Oppenheim. He is a former chairman of the Accountants for Public Interest/Support Center of New York and the American Institute of Certified Public Accountants Minority Recruitment Committee. Mr. Davis was appointed to the American Red Cross Liberty Fund and September 11 Recovery Oversight Commission, the New York State Board of Public Accountancy, and the Future Issues Committee of the American Institute of Certified Public Accountants. He has served as a consultant for the American Red Cross National Office. Mr. Davis was also a faculty member of the Long Island University Brooklyn Center, the New York Institute of Finance, and the Foundation for Accounting Education. Mr. Davis received his Bachelor’s degree in Accounting from Long Island University.

P. Kasper Jakobsen was appointed as a member of our Board of Directors in connection with our initial public offering. Mr. Jakobsen previously served as our Chief Executive Officer from September 2020 until August 2022. Mr. Jakobsen previously served as chief executive officer and president of Mead Johnson Nutrition, a global consumer company focused on infant and child nutrition, from 2013 until leading its sale to Reckitt Benkiser PLC in 2017. He was a Mead teammate for 19 years after previously serving for 8 years in various marketing roles at Unilever N.V., one of the largest and oldest global consumer goods businesses, and has served as a director of SC Johnson, a leading U.S. based manufacturer of household cleaning products and products for home storage, air care, pest control and shoe care, as well as professional products. Mr. Jakobsen holds a bachelor’s degree in commerce from Auckland University in New Zealand.

Susan V. Watson was appointed as a member of our Board of Directors in connection with our initial public offering. She is an experienced business executive with diverse experience in multiple industries. Most recently, she was a member of the research team for Spencer Stuart’s global executive search practice, specializing in placement of board of directors members. She is also a current director of the Gabelli Dividend & Income Trust. Ms. Watson has worked as an independent marketing consultant and as an investor relations executive for companies including MCI, Inc.; Interpublic Group; Pepsico, Inc.; Nielsen Media Research; and Gannett Co. Her other experience includes roles as a senior media analyst at Morgan Stanley & Co; vice president (financial relations) at Metromedia, Inc.; senior media analyst and assistant vice president at EF Hutton & Co.; and vice president (research) at Scudder, Stevens & Clark. Ms. Watson is a member of the CFA Institute and a past president of the Investor Relations Association. She received her Bachelor’s degree from the University of Southern California and Master of Arts from City College of New York. She has been a Chartered Financial Analyst since 1980.

Daniel E. Zucchi was appointed as a member of our Board of Directors in connection with our initial public offering. He is president of Zucchi & Assoc., a marketing and communications consulting firm. He is also a director of three funds advised by Gabelli Funds — The Gabelli Multimedia Trust, the Gabelli Gold Fund and the Gabelli Capital Asset Fund. Mr. Zucchi served as a board member and an investor in Anduro Holdings Inc., a manufacturer of consumer packaging. He served as a board member and was one of the initial investors in Cypress Care LLC, a pharmacy benefit management company. In addition, Mr. Zucchi was a senior executive at Time Warner and the Hearst Corporation for over thirty years. In the public sector, Mr. Zucchi has served as a locally-elected government official, most recently as a member of the Westchester County Executive’s task force. Mr. Zucchi is a graduate of the University of Connecticut, Storrs and attended the Harvard Asian American Alumni Alliance program during his tenure at Time Warner.

Executive Officers

Timothy J. Foufas was appointed as our Co-President and Secretary effective August 25, 2022. Mr. Foufas has served as the Managing Partner of Plato Foufas & Co., LLC, a financial services company, since 2005. Mr. Foufas served as Chief Executive Officer for LGL SPAC from September 2019 to September 2019, and as Vice President and Chief Operating Officer from September 2019 to August 2021 (the close of LGL SPAC’s business combination with IronNet, Inc.). In addition, Mr. Foufas served as President of Levalon Properties, LLC, a real estate property management company, from 2007 to June 2018. Previously, Mr. Foufas served as Senior Vice President of Bayshore Management Co., LLC, a real estate property management company, from 2005 to 2006. Prior to joining Bayshore Management Co., LLC, he was the Director of Investments at Liam Ventures Inc., a private equity investment firm, from 2000 to 2005. Mr. Foufas has also served on the Board of Directors for LGL Group, Inc. (NYSE American: LGL), a leader in the design and manufacture of customized electronic components used primarily to control the frequency or timing of electronic signals in communication systems, since 2007.

Joseph A. Gabelli was appointed as our Co-President in connection with our initial public offering. Mr. J. Gabelli is a portfolio manager and equity research analyst at GAMCO Investors with specialization in the consumer sector. He serves as a portfolio manager within the Gabelli small and micro investment team, responsible for the management of investments below $500 million of capitalization. From 2008 until June 2017, Mr. J. Gabelli served as an equity research analyst covering the global food and beverage industry within the Gabelli organization’s consumer sector platform. He began his investment career at Integrity Capital Management, a Boston-based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare and consumer discretionary sectors. He previously served as a data strategy consultant for an early-stage media and marketing analytics firm, beginning in July 2017. From 2018, Mr. J. Gabelli has been a part of the team responsible for the $594 million Teton Westwood Mighty Mites portfolio, as of June 30, 2020, reporting directly to Mario J. Gabelli, the Chief Investment Officer. Mr. J. Gabelli holds a B.A. from Boston College and an MBA from Columbia Business School.

John N. Givissis was appointed as our Chief Accounting Officer in connection with our initial public offering, having served in interim roles following our inception. Mr. Givissis serves as chief financial officer of Gabelli & Partners where he oversees accounting and financial reporting for clients invested in its hedge funds and alternative investment offerings, a position he has held since 2006. Prior to joining Gabelli & Partners, he was the financial and operations principal of Garban Giorgio Equity Trading (formerly a division of ICAP), an institutional brokerage firm, and controller at Gerard Klauer Mattison & Co., Inc., a boutique investment banking firm. Mr. Givissis began his career in public accounting at Weidenbaum Ryder & Company, a regional tax and audit firm. Mr. Givissis is a Licensed Certified Public Accountant in New York State and earned his B.S. in Accountancy and Economics from St. Peter’s College.

Robert V. “Rob” LaPenta Jr. was appointed as our Co-Chief Executive Officer effective August 25, 2022. Mr. LaPenta has an extensive career spanning over 30 years in finance, accounting, consulting, capital markets origination, equity trading, asset allocation and mergers and acquisitions and has been active in transaction sourcing, processing and execution. Mr. LaPenta began his career as a Senior Associate at Coopers & Lybrand as a CPA responsible for managing audits, consulting, M&A due diligence and special project engagements for multiple clients in various industries. Mr. LaPenta transitioned full time into the investment banking sector spending the next 13 years focused on trading and capital market activities culminating in the role of Managing Director and Co-head of Equity Trading at Bank of America Securities, LLC where he managed the firm’s equity capital commitment, proprietary trading, secondary offerings and risk management within cash trading. In 2007, Mr. LaPenta joined L-1 Identity Solutions, Inc. as Vice President of Mergers and Acquisitions and Corporate Strategy. Mr. LaPenta managed the firms M&A processes from sourcing, structuring, valuation, diligence and financing of multiple transactions with the most notable being the negotiation of the $1.6 billion sale of L-1 to Safran and BAE Systems. Following the sale of L-1, Mr. LaPenta became a Partner of Aston Capital an alternative asset management firm of the LaPenta family office and co-founded the Boundary Group, an investment partnership focused on private investments in the aerospace, defense, and intelligence markets. Mr. LaPenta has previously served on the boards of directors of Revolution Lighting Technologies, Inc. (until 2016), an LED lighting and control solutions company, TherapeuticsMD (Nasdaq: TXMD), a women’s healthcare product provider, The Radiant Group, a provider of geospatial analytics to the U.S Intelligence community (now part of Nasdaq: MAXR), AFIX Technologies, a provider of biometric solutions for governments and civil agencies, is currently a board member of LGL Group, Inc. (NYSE American: LGL), a board observer of ARKA, a provider of satellite data processing and related critical technologies to the U.S. Government and Intelligence Agencies and sits as an Audit Committee member for St. David’s School New York City. Mr. LaPenta is also a member of the board of directors of IronNet, Inc., a global leader in cybersecurity, since August 2021. Prior to that, he served as Co-Chief Executive Officer and Chief Financial Officer of LGL SPAC from March 2021 to August 2021 (the close of LGL SPAC’s business combination with IronNet, Inc.), and from September 2019 to March 2021 as Executive Vice President and Chief Financial Officer. Mr. LaPenta graduated from Boston College with a Bachelor’s degree in Accounting and Finance and has been a registered CPA (inactive) in the State of New York.

Nathan Miller was appointed as our Chief Financial Officer effective August 25, 2022. Mr. Miller has worked in institutional investment management for more than 20 years and has served as a partner and portfolio manager at Emles Advisors LLC, an asset manager founded in 2018, since 2020. In 2012, Mr. Miller launched NGM Asset Management to combine passive, positive carry, high quality securities with opportunistic active management, and has served as its Chief Investment Officer since 2012. From 2011 to 2012, Mr. Miller managed an equity long/short portfolio at Citadel Investment Group in New York. From 2009 to 2011, Mr. Miller was Co-Head of Equity Long/Short Desk at RBC Capital Markets, with a focus on Industrials and Cyclicals. He also oversaw risk management and the structure of eleven different investment teams across all sectors for the $2 billion fund. From 2003 to 2009, Mr. Miller served as an Aerospace & Defense, Industrials & Cyclicals and Multi-Industry analyst at SAC Capital, where he managed a carve-out of a larger $1 billion Industrials portfolio. From 2000 to 2003, Mr. Miller served as a home-building, building materials and retail analyst for Goldman Sachs. Mr. Miller graduated from The Johns Hopkins University with a Bachelor’s degree in Biomedical Engineering and Electrical & Computer Engineering, a Bachelor’s degree in Economics and a Minor in Entrepreneurship & Management.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 21,875,000 shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Shares Beneficially Owned(2)		Approximate Percentage of Outstanding Common Stock
GAMCO Investors, Inc.(2)	1,700,000	(3)	9.71%
PMV Consumer Acquisition Holding Company, LLC	4,375,000	(4)	20.0%
PMV Consumer Delaware Management Partners, LLC	4,375,000	(4)	20.0%
All directors and executive officers as a group (seven individuals)	4,375,000	(5)	20.0%

____________

(1)      Unless otherwise indicated, the business address of each of the individuals is 249 Royal Palm Way, Suite 503, Palm Beach, FL 33480.

(2)      The address of GAMCO Investors, Inc. (“GBL”) is 401 Theodore Fremd Avenue, Rye, NY 10580.

(3)      As reported in Schedule 13D that was filed with the SEC by GAMCO Investors, Inc. on September 22, 2020. The shares of Class A common stock reported by GBL may be beneficially held by (i) entities affiliated with GBL, all of whom are under the common control of Mario J. Gabelli, including Associated Capital Group, Inc., which is a member of PMV Consumer Delaware Management Partners LLC (“PMVC Management”), the manager of the Sponsor or (ii) funds or investment advisory accounts managed by affiliates of GBL.

(4)      Interests shown consist solely of founder shares, classified as Class B convertible common stock. Such shares will automatically convert into Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment. Represents shares held by our Sponsor, of which PMVC Delaware Management Partners, LLC is the manager. PMVC Delaware Management Partners, LLC is managed by a management board consisting of Marc J. Gabelli, Douglas R. Jamieson and three additional managers, with authority to approve actions of our Sponsor. Each management board member has one vote, and the approval of three of the five board members is required for approval of an action of the Sponsor. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based on the foregoing, no individual management board member exercises voting or dipositive control over any of the securities held by our Sponsor, even those in which he directly owns a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such securities.

(5)      Certain of our officers and directors, including all of our executive officers, and entities associated with them, hold equity interests in our Sponsor.

The table above does not include the 6,150,000 shares of common stock underlying the Private Placement Warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

STOCKHOLDER PROPOSALS

Our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than sixty (60) days and not more than ninety (90) days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not earlier than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Accordingly, for our 2022 Annual Meeting, assuming the meeting is held on or about December 31, 2022, notice of a nomination or proposal must be delivered to us no later than November 1, 2022 and no earlier than October 2, 2022. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at 249 Royal Palm Way, Suite 503, Palm Beach, FL 33480 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: PMVC.info@investor.morrowsodali.com

You may also obtain these documents by requesting them via e-mail from the Company at pgoldstein@gabelli.com.

If you are a stockholder of the Company and would like to request documents, please do so by September 9, 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PMV CONSUMER ACQUISITION CORP.

[•], 2022

PMV Consumer Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware, DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “PMV Consumer Acquisition Corp.”

2. This Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), which both restates and amends the provisions of the original certificate of incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Secretary”) on March 18, 2020, as amended by the certificate of amendment thereto filed on with the Secretary on August 3, 2020 (as so amended, the “Original Certificate”), was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3. This Certificate of Incorporation shall become effective on the date of filing with the Secretary.

4. The text of the Original Certificate is hereby restated and amended in its entirety in this Certificate of Incorporation to read as follows:

First: The name of the corporation is PMV Consumer Acquisition Corp. (hereinafter sometimes referred to as the “Corporation”).

Second: The registered office of the Corporation is to be located at c/o Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, State of Delaware 19808. The name of its registered agent at that address is Corporation Service Company.

Third: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation including, but not limited to, a Business Combination (as defined below).

Fourth: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 120,000,000, of which 100,000,000 shares shall be Common Stock of the par value of $.0001 per share (“Common Stock”), consisting of (a) 45,000,000 shares of Class A Common Stock (“Class A Common Stock”), (b) 10,000,000 shares of Class B Common Stock (“Class B Common Stock”), (c) 25,000,000 shares of Class C Common Stock (“Class C Common Stock”) and (d) 20,000,000 shares of Special Common Stock (“Special Common Stock”), and 20,000,000 shares shall be Preferred Stock of the par value of $.0001 per share; provided that, after the effective date of this Certificate of Incorporation, no additional shares of Class A Common Stock and Class B Common Stock shall be issued, except in the case of Class A Common Stock, such shares issuable upon conversion of Class B Common Stock or upon exercise of the public warrants sold in the Corporation’s initial public offering (the “IPO”) and the private placement warrants sold at the time of the IPO and to account for any subdivision of either Class A Common Stock and Class B Common Stock (by stock split, subdivision, stock dividend or otherwise).

A.          Special Common Stock. The Board of Directors is expressly granted the authority to issue shares of the Special Common Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Special Common Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Special Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Special Common Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Special Common Stock Designation.

Annex A-1

B.          Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

C.          Common Stock.

(1)         Voting.

(i)          Except as otherwise required by law or this Certificate of Incorporation (including any Special Common Stock Designation or Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii)         Except as otherwise required by law or this Certificate of Incorporation (including any Special Common Stock Designation or Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(iii)        Except as otherwise required by law or this Certificate of Incorporation (including any Special Common Stock Designation or Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of Common Stock of each and any class or series, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate of Incorporation (including any Special Common Stock Designation or Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any amendment to any Special Common Stock Designation or Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or outstanding series of Special Common Stock if the holders of such affected series of Preferred Stock or Special Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Special Common Stock Designation or Preferred Stock Designation) or the DGCL.

(2)         Class A Common Stock.

(i)          Shares of Class A Common Stock shall be convertible into shares of Class C Common Stock on a one-for-one basis at any time and from time to time at the option of the holder thereof. The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Common Stock into a greater or lesser number of shares occurring after the original filing of this Certificate of Incorporation without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock.

(ii)         The Corporation may elect to redeem all, but not less than all, of the outstanding Class A Common Stock prior to the consummation of a Business Combination (as defined below) in exchange for the payment of such holder’s pro rata share of the cash, including the interest earned thereon net of interest that may be used by the Corporation to pay its taxes payable (and not any stock) (the “Cash Redemption Amount”), held in the Trust Account (as defined below) (such pro rata share calculated by dividing the number of IPO Shares (as defined below) redeemed from such

Annex A-2

holder by the total number of IPO shares then outstanding unless at the election of each holder of Class A Common Stock such holder elects to receive shares of Class C Common Stock issued on a one-for-one basis for the number of shares redeemed from such holder, plus such holder’s pro rata share of any stock held in the Trust Account (the “Stock Election”) (such pro rata share calculated by dividing the number of IPO Shares redeemed from such holder by the total number of IPO Shares redeemed from all holders of Class A Common Stock that elect the Stock Election). If the Stock Election is so elected by a holder, the amount of cash that would otherwise be payable as the Cash Redemption Amount shall be released from the Trust Account and transferred to the Corporation. If the Corporation shall elect to redeem the Class A Common Stock, the Corporation shall give written notice (the “Redemption Notice”) to each holder of Class A Common Stock, which notice shall set forth the redemption date, which shall be no later than thirty (30) days following delivery by the Corporation of the Redemption Notice, and the procedures for making the Stock Election and the elimination of any fractional shares for cash. The exchange ratio set forth above with respect to the Stock Election shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Common Stock into a greater or lesser number of shares occurring after the original filing of this Certificate of Incorporation without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock.

(iii)        Any shares of Class A Common Stock redeemed in accordance with paragraph (2)(i) above shall no longer be deemed to be outstanding and shall not have the status of shares of Class A Common Stock, and all rights of the holders thereof as stockholders of the Corporation with respect to the shares of Class A Common Stock so redeemed shall cease.

(iv)        Upon the earlier of the completion of the redemption of all then outstanding Class A Common Stock or the date when no shares of Class A Common Stock are outstanding, the provisions of paragraphs A through I of Article Sixth shall be deemed extinguished and shall be of no further legal force and effect.

(3)         Class B Common Stock.

Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically on the business day following the closing of the Business Combination (as defined below). Shares of Class B Common Stock shall also be convertible into shares of Class C Common Stock on a one-for-one basis at any time and from time to time at the option of the holder thereof. The foregoing conversion ratios shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Common Stock into a greater or lesser number of shares occurring after the original filing of this Certificate of Incorporation without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.

(i)          Voting. Except as otherwise required by law or this Certificate of Incorporation (including any Special Common Stock Designation or Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Certificate of Incorporation, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting,

Annex A-3

without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.

(4)         Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of Special Common Stock or Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(5)         Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of Special Common Stock or Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

Fifth: The name and mailing address of the sole incorporator of the Corporation are as follows:

Name Terrence Boyle	Address Paul Hastings LLP 200 Park Avenue New York, New York 10166

Sixth: The introduction and the following provisions (A) through (K) of this Article Sixth shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination” and no amendment to this Article Sixth shall be effective during the “Target Business Acquisition Period” unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock. Notwithstanding the foregoing, if the Corporation seeks to amend any of the foregoing provisions other than in connection with a Business Combination, the Corporation will provide holders of IPO Shares with the opportunity to convert their IPO Shares in connection with any such vote as described below. The “Target Business Acquisition Period” shall mean the period from the effectiveness of the registration statement on Form S-1 (“Registration Statement”) filed with the Securities and Exchange Commission (“Commission”) in connection with the IPO up to and including the first to occur of (a) a Business Combination or (b) the Termination Date (as defined below).

A.          “Business Combination” shall mean any merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving the Corporation and one or more businesses or entities (“Target Business” or “Target Businesses”). The Target Business or Target Businesses acquired in the Business Combination must together have a fair market value of at least 80% of the assets held in the Trust Account (as defined below), net of amounts previously disbursed to the Corporation’s management for tax and working capital purposes (if any) and excluding the amount of Deferred Discount (as defined in the Trust Account Agreement), as applicable, at the time of the signing of the definitive agreement governing the terms of the initial Business Combination. If the Corporation acquires less than 100% of the equity interests or assets of a Target Business, the portion of such Target Business that the Corporation acquires is what will be valued for purposes of the 80% fair market value test.

Annex A-4

The “fair market value” for purposes of this Article Sixth will be determined by the Board of Directors of the Corporation based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). If the Board of Directors is unable to independently determine the fair market value of the Target Business, the Corporation will obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, with respect to the satisfaction of such criteria.

B.           Prior to the consummation of any Business Combination, the Corporation shall either (i) submit such Business Combination to its stockholders for approval (“Proxy Solicitation”) pursuant to the proxy rules promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or (ii) provide all holders of its Common Stock with the opportunity to sell their shares to the Corporation, effective upon consummation of such Business Combination, for cash through a tender offer (“Tender Offer”) pursuant to the tender offer rules promulgated under the Exchange Act.

C.          If the Corporation engages in a Proxy Solicitation in connection with any proposed Business Combination, the Corporation will consummate such Business Combination only if a majority of the then outstanding shares of Common Stock present and entitled to vote at the meeting to approve the Business Combination are voted for the approval of such Business Combination.

D.          In the event that a Business Combination is approved in accordance with the above paragraph (B) and is consummated by the Corporation, any holder of shares of Common Stock sold in the IPO (the “IPO Shares”) may demand that the Corporation convert his IPO Shares into cash, irrespective of whether such holder votes for or against the Business Combination or at all. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert such shares into cash at a per share price equal to the quotient determined by dividing (i) the amount then held in the Trust Account including any interest earned on the funds held in the Trust Account net of interest that may be used by the Corporation to pay its taxes payable, calculated as of two business days prior to the consummation of the Business Combination, by (ii) the total number of IPO Shares then outstanding (such price being referred to as the “Conversion Price”). Notwithstanding the foregoing, except as otherwise agreed to by the Corporation, a holder of IPO Shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (within the meaning of Section 13(d)(3) of the Exchange Act (“Group”) with, will be restricted from demanding conversion with respect to more than 20% of the IPO Shares. “Trust Account” shall mean the trust account established by the Corporation at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO and simultaneous private placement is deposited, all as described in the Registration Statement (the agreement governing the Trust Account, the “Trust Account Agreement”). The Corporation may require any holder of IPO Shares who demands that the Corporation convert such IPO Shares into cash to either tender such holder’s certificates to the Corporation’s transfer agent at any time prior to the vote taken at the stockholder meeting relating to such Business Combination or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System at any time prior to the vote taken at the stockholder meeting relating to such Business Combination, with the exact timing of the delivery of the IPO Shares to be set forth in the proxy materials relating to such Business Combination.

E.          If the Corporation engages in a Tender Offer, the Corporation shall file tender offer documents with the Commission which will contain substantially the same financial and other information about the Business Combination as is required under the proxy rules promulgated under the Exchange Act and that would have been included in any proxy statement filed with the Commission in connection with a Proxy Solicitation, even if such information is not required under the tender offer rules promulgated under the Exchange Act. The per-share price at which the Corporation will repurchase the IPO Shares in any such Tender Offer shall be equal to the Conversion Price. The Corporation shall not purchase any shares of Common Stock other than IPO Shares in any such Tender Offer.

F. In the event that the Corporation does not cause its officers or directors and/or any of its affiliates to deposit into the Trust Account 200,000 outstanding shares of Class B Common Stock (which shall be converted into shares of Class C Common Stock on a one-for-one basis upon deposit) within five business days of the filing with the Secretary of this Certificate of Incorporation and thereafter, as applicable, does not consummate a Business Combination by September 21, 2023 or, if such date is not a date on which government offices in Delaware are open, the next date on which such offices are open (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per

Annex A-5

share equal to the amount then held in the Trust Account, including the interest earned thereon, less up to $50,000 of interest for the Corporation’s liquidation expenses and any interest for taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

G.          A holder of IPO Shares shall be entitled to receive distributions from the Trust Fund only in the event (i) he demands conversion of his shares in accordance with paragraph C above in connection with any Proxy Solicitation, (ii) he sells his shares to the Corporation in accordance with paragraph D above in connection with any Tender Offer, (iii) that the Corporation has not consummated a Business Combination by the Termination Date or (iv) the Corporation seeks to amend the provisions of this Article Sixth prior to the consummation of a Business Combination. In no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Fund.

H.          Unless and until the Corporation has consummated its initial Business Combination as permitted under this Article Sixth, the Corporation may not consummate any other business combination transaction, whether by merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, transaction or otherwise. The Corporation shall not consummate a Business Combination with an entity that is affiliated with any of the Corporation’s officers, directors or sponsors unless the Corporation has obtained an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such a Business Combination is fair to the Corporation from a financial point of view and a majority of the Corporation’s disinterested independent directors approve such Business Combination.

I.            Prior to a Business Combination, the Board of Directors may not issue any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account.

J.            The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be fixed exclusively by the Board of Directors and shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect a Class C director for a term expiring at the Corporation’s third Annual Meeting of Stockholders. The Class C director shall then appoint additional Class A, Class B and Class C directors, as necessary. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

Notwithstanding any other provision in this Certificate of Incorporation, prior to the closing of the initial Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of any other class or series Common Stock shall have no right to vote on the election, removal or replacement of any director. This paragraph J may only be amended by a resolution passed by holders of a majority of the shares of outstanding Class B Common Stock.

Annex A-6

Seventh: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.          Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B.          In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter and repeal the by-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise.

C.          The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy), unless a higher vote is required by applicable law, shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D.          In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

Eighth: A.        A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B.          The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.

Ninth: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

Annex A-7

Tenth: A.         Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the By-Laws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act of 1933, as amended, as to which the Court of Chancery and the federal district court for the District of Delaware shall have concurrent jurisdiction. Notwithstanding the foregoing, the provisions of this Section A will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

B.          If any action the subject matter of which is within the scope of Section A immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce paragraph A immediately above (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

C.          If any provision or provisions of this Article TENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article TENTH (including, without limitation, each portion of any sentence of this Article TENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article TENTH.

Eleventh: The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate of Incorporation or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

Twelfth: The Corporation elects not to be governed by Section 203 of the DGCL.

[Balance of Page Intentionally Left Blank]

Annex A-8

IN WITNESS WHEREOF, the undersigned incorporator has executed this Certificate of Incorporation as of the date first set forth above.

/s/ [•]
Name:	[•]
Title:	[•]

Annex A-9

PMV CONSUMER ACQUISITION CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned, revoking any previous proxies relating to these shares with respect to the Charter Proposals and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated August 26, 2022, in connection with the special meeting of stockholders (“Special Meeting”) to be held at 9:00 a.m. Eastern Time on September 16, 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Peter D. Goldstein, Craig Weynand and Patrick B. Huvane (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 CONSTITUTING THE CHARTER PROPOSALS AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on September 16, 2022:
This notice of meeting and the accompanying Proxy Statement are available at
https://www.cstproxy.com/pmvconsumer/2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.				Please mark ☒ votes as indicated in this example
Proposal 1 – Charter Proposals	FOR	AGAINST	ABSTAIN
To approve the following amendments to the Company’s certificate of incorporation:

1a.       to extend the date by which the Company has to consummate a business combination for one year, from September 21, 2022 to September 21, 2023 conditioned on the deposit of 200,000 shares of Class B common stock (to be converted into Class C common stock) into the Company’s IPO trust account.

	☐	☐	☐

1b.       to increase authorized stock from 86,000,000 to 120,000,000 shares, of which 100,000,000 shall be shares of common stock, consisting of 45,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock, 25,000,000 shares of Class C common stock and 20,000,000 shares of special common stock, and 20,000,0000 shares of preferred stock.

	☐	☐	☐

1c.       to permit the Company’s board of directors to create special common stock in one or more series and to fix for each series the voting powers, designations, preferences, rights, qualifications, limitations and restrictions thereof.

	☐	☐	☐

1d.       to provide for (i) the right of a holder of Class A common stock to convert into Class C common stock on a one-for-one basis, (ii) the right of the Company to redeem Class A common stock for a pro rata share of net cash (and not stock) held in the Company’s IPO trust account, unless the holder elects to receive Class C common stock issued on a one-for-one basis, plus a pro rata share of any stock held in the trust account and (iii) upon such redemption the extinguishment of the legal force and effect of the business combination and trust account provisions contained in paragraphs A through I of Article Sixth of the certificate of incorporation.

	☐	☐	☐

1e.       to (i) eliminate the Class B common stock anti-dilution provisions that require adjustment to maintain the specified 20% class ownership and (ii) provide for the right of a holder of Class B common stock to convert into Class C common stock on a one-for-one basis.

	☐	☐	☐

1f.       to (i) eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a business combination and (ii) revise paragraph I of Article Sixth of the certificate of incorporation to permit prior to a business combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on any manner by eliminating the restrictions on such issuances from paragraph I.

	☐	☐	☐
Proposal 2 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	☐	☐	☐

Date: _________, 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.